39137 3/98

Prospectus Supplement
dated March 30, 1998 to:
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Putnam Diversified Income Trust
Prospectus dated January 30, 1998

Putnam Global Growth Fund
Prospectus dated February 28, 1998

Putnam Global Natural Resources Fund
Prospectus dated December 30, 1997

Putnam International Growth Fund
Prospectus dated October 30, 1997

Putnam International Growth and Income Fund
Prospectus dated October 30, 1997

Putnam International New Opportunities Fund
Prospectus dated January 30, 1998

Putnam Investors Fund
Prospectus dated November 30, 1997

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     The Prospectuses listed above are amended by replacing the first four paragraphs of the section "How to buy shares" with the following:

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers or other intermediaries, through Putnam Mutual Funds (at 1-800-225-
1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one. Your dealer or other intermediary will be responsible for furnishing all necessary documentation to Putnam Investor Services and may charge you a transaction fee.

Buying shares through your investment dealer. Your dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.
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Buying shares through Putnam Mutual Funds.  Complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the completed form and check to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New
York Stock Exchange.